Exhibit 99.4

January 2012

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Yearly Data

	Years Ended December 31,
	2011	2010	2009	2008	2007
Ratios (percent)
Return on assets	1.15	0.67	0.64	(1.85)	1.05
Return on average common equity	9.0	5.0	5.6	(23.0)	11.2
Average equity as a percent of average assets	11.41	12.22	11.36	8.78	9.35
Net interest margin (a)	3.66	3.66	3.32	3.54	3.36
Efficiency (a)	62.3	60.7	46.9	70.4	60.2
Net losses charged off as a percent of average loans and leases	1.49	3.02	3.20	3.23	0.61
Allowance for loan and lease losses as a percent of loans and leases	2.78	3.88	4.88	3.31	1.17
Allowance for credit losses as a percent of loans and leases	3.01	4.17	5.27	3.54	1.29
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.23	2.79	4.22	2.38	1.32
Allowance for loan and lease losses as a percent of nonperforming assets (b)	124.17	138.18	115.55	138.93	88.06
Allowance for credit losses as a percent of nonperforming assets (b)	134.13	148.62	124.63	148.64	96.97

Common Share Data
Earnings per share	$1.20	$0.63	$0.73	$(3.91)	$1.99
Earnings per diluted share	1.18	0.63	0.67	(3.91)	1.98
Cash dividends per common share	0.28	0.04	0.04	0.75	1.70
Book value per share	13.92	13.06	12.44	13.57	17.24
Common shares outstanding, excluding treasury	919,804,436	796,272,522	795,068,164	577,386,612	532,671,925
Market price per share:
High	$15.75	$15.95	$11.20	$28.58	$43.32
Low	9.13	9.81	1.01	6.32	24.82
Close	12.72	14.68	9.75	8.26	25.13

Supplemental Data
Common dividends declared ($ in millions)	$257	$32	$29	$413	$914
Full-time equivalent employees	21,334	20,838	20,998	21,476	21,683
Banking centers	1,316	1,312	1,309	1,307	1,227
ATMs	2,425	2,445	2,358	2,341	2,211

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Yearly Data
	Years Ended December 31,
	2011	2010	2009	2008	2007
Income Statement ($ in millions)
Interest income (FTE)	$4,236	$4,507	$4,687	$5,630	$6,051
Interest expense	661	885	1,314	2,094	3,018

Net interest income (FTE)	3,575	3,622	3,373	3,536	3,033
Provision for loan and lease losses	423	1,538	3,543	4,560	628
Noninterest income:
Service charges on deposits	520	574	632	641	579
Investment advisory revenue	375	361	326	366	382
Corporate banking revenue	350	364	372	431	367
Mortgage banking net revenue	597	647	553	199	133
Card and processing revenue	308	316	615	912	825
Gain on sale of processing business	—	—	1,758	—	—
Other noninterest income	250	406	479	363	154
Securities gains (losses), net	46	47	(10)	(86)	21
Securities gains, net - non-qualifying hedges on mortgage servicing rights	9	14	57	120	6

Total noninterest income	2,455	2,729	4,782	2,946	2,467
Noninterest expense:
Salaries, wages, and incentives	1,478	1,430	1,339	1,337	1,239
Employee benefits	330	314	311	278	278
Net occupancy expense	305	298	308	300	269
Technology and communications	188	189	181	191	169
Equipment expense	113	122	123	130	123
Card and processing expense	120	108	193	274	244
Other noninterest expense	1,224	1,394	1,371	2,054	989

Total noninterest expense	3,758	3,855	3,826	4,564	3,311

Income (loss) before income taxes and cumulative effect (FTE)	1,849	958	786	(2,642)	1,561
Taxable equivalent adjustment	18	18	19	22	24

Income (loss) before income taxes and cumulative effect	1,831	940	767	(2,664)	1,537
Applicable income taxes	533	187	30	(551)	461

Income (loss) before cumulative effect	1,298	753	737	(2,113)	1,076
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—

Net income (loss)	$1,298	$753	$737	$(2,113)	$1,076
Less: Net income attributable to noncontrolling interests	1	—	—	—	—

Net income (loss) attributable to Bancorp	1,297	753	737	(2,113)	1,076
Dividend on Preferred Stock	203	250	226	67	1

Net income (loss) available to common shareholders	$1,094	$503	$511	$(2,180)	$1,075

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$12,496	$13,965	$13,428	$11,924	$8,924
Tier II capital	4,381	4,208	4,207	4,722	2,809

Total risk-based capital	$16,877	$18,173	$17,635	$16,646	$11,733

Risk-weighted assets	$104,982	$100,193	$100,933	$112,622	$115,529

Tier I capital ratio	11.91%	13.94%	13.30%	10.59%	7.72%
Total risk-based capital ratio	16.08%	18.14%	17.48%	14.78%	10.16%
Tier I leverage ratio	11.10%	12.79%	12.34%	10.27%	8.50%
Tier I common equity ratio	9.34%	7.50%	6.99%	4.37%	5.72%

(a)	2009 regulatory capital data and ratios are estimated.

Yearly Data

	Years Ended December 31,
	2011	2010	2009	2008	2007
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,663	$2,159	$2,318	$2,739	$2,660
Available-for-sale securities	15,362	15,414	18,213	12,728	10,677
Held-to-maturity securities	322	353	355	360	355
Trading securities	177	294	355	1,191	171
Other short-term investments	1,781	1,515	3,369	3,578	620

Total cash and securities	20,305	19,735	24,610	20,596	14,483
Loans held for sale	2,954	2,216	2,067	1,452	4,329
Portfolio loans and leases	81,018	77,491	76,779	84,143	80,253

Total loans and leases	83,972	79,707	78,846	85,595	84,582
Allowance for loan and lease losses	(2,255)	(3,004)	(3,749)	(2,787)	(937)
Bank premises and equipment	2,447	2,389	2,400	2,494	2,223
Operating lease equipment	497	479	499	463	353
Goodwill	2,417	2,417	2,417	2,624	2,470
Intangible assets	40	62	106	168	147
Servicing rights	681	822	700	499	618
Other real estate owned	429	506	300	231	159
Other assets	8,434	7,894	7,251	9,881	9,087

Total assets	$116,967	$111,007	$113,380	$119,764	$110,962

Liabilities
Deposits:
Demand	$27,600	$21,413	$19,411	$15,287	$14,404
Interest checking	20,392	18,560	19,935	14,222	15,254
Savings	21,756	20,903	17,898	16,063	15,635
Money market	4,989	5,035	4,431	4,689	6,521
Foreign Office	3,250	3,721	2,454	2,144	2,572
Other time	4,638	7,728	12,466	14,350	11,440
Certificates - $100,000 and over	3,039	4,287	7,700	11,851	6,738
Other foreign office	46	1	10	7	2,881

Total deposits	85,710	81,648	84,305	78,613	75,445
Federal funds purchased	346	279	182	287	4,427
Other short-term borrowings	3,239	1,574	1,415	9,959	4,747
Other liabilities	4,739	3,868	3,474	5,243	4,325
Long-term debt	9,682	9,558	10,507	13,585	12,857

Total liabilities	103,716	96,927	99,883	107,687	101,801

Equity
Common and preferred equity	12,795	13,867	13,457	12,208	11,496
Net unrealized gains (losses):
Available-for-sale securities	484	321	216	115	(93)
Qualifying cash flow hedges	81	67	105	88	24
Accumulated other comprehensive income related to employee benefit plans	(95)	(74)	(80)	(105)	(57)
Treasury stock, at cost	(64)	(130)	(201)	(229)	(2,209)

Total shareholder’s equity	13,201	14,051	13,497	12,077	9,161

Noncontrolling interest	50	29	—	—	—

Total Equity	13,251	14,080	13,497	12,077	9,161

Total liabilities & equity	$116,967	$111,007	$113,380	$119,764	$110,962

Share Data
Preferred shares outstanding	16,450	152,771	152,771	180,620	9,250
Common shares outstanding, excluding treasury	919,804,436	796,272,522	795,068,164	577,386,612	532,671,925
Treasury shares held	4,088,144	5,231,665	6,436,023	6,040,492	50,755,179

Yearly Data
	Years Ended December 31,
	2011	2010	2009	2008	2007
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$80,214	$79,232	$83,391	$85,835	$78,348
Taxable securities	15,334	16,054	15,897	13,082	11,131
Tax exempt securities	103	317	1,203	342	499
Other short-term investments	2,031	3,328	1,035	621	404

Total interest-earning assets	97,682	98,931	101,526	99,880	90,382
Cash and due from banks	2,352	2,245	2,329	2,490	2,275
Other assets	15,335	14,841	14,266	13,411	10,613
Allowance for loan and lease losses	(2,703)	(3,583)	(3,265)	(1,485)	(793)

Total assets	$112,666	$112,434	$114,856	$114,296	$102,477

Liabilities
Interest-bearing liabilities:
Interest checking	$18,707	$18,218	$15,070	$14,191	$14,820
Savings	21,652	19,612	16,875	16,192	14,836
Money market	5,154	4,808	4,320	6,127	6,308
Foreign office	3,490	3,355	2,108	2,153	1,762
Other time	6,260	10,526	14,103	11,135	10,778
Certificates - $100,000 and over	3,656	6,083	10,367	9,532	6,466
Other foreign office	7	6	157	2,066	1,393
Federal funds purchased	345	291	517	2,975	3,646
Short-term borrowings	2,777	1,635	6,463	7,785	3,244
Long-term debt	10,154	10,902	11,035	13,903	12,505

Total interest-bearing liabilities	72,202	75,436	81,015	86,059	75,758
Demand deposits	23,389	19,669	16,862	14,017	13,261
Other liabilities	4,189	3,580	3,926	4,182	3,876

Total liabilities	99,780	98,685	101,803	104,258	92,894
Equity	12,886	13,749	13,053	10,038	9,583

Total liabilities & equity	$112,666	$112,434	$114,856	$114,296	$102,477

Average loans and leases (excluding held for sale)	$78,533	$77,045	$80,681	$83,895	$76,033

Average common shares outstanding:
Basic	906,460,550	790,852,185	696,452,466	553,112,898	537,669,793
Diluted	949,545,420	799,381,153	726,508,263	553,112,898	540,118,386

Yearly Data
	Years Ended December 31,
	2011	2010	2009	2008	2007
(net of unearned discount)
End of Period Loans and Leases ($ in millions)
Commercial:
Commercial loans	$30,828	$27,274	$25,687	$29,220	$26,079
Commercial mortgage	10,214	10,992	11,936	12,952	11,967
Commercial construction	1,037	2,111	3,871	5,114	5,561
Commercial leases	3,531	3,378	3,535	3,666	3,737

Subtotal - commercial	45,610	43,755	45,029	50,952	47,344
Consumer:
Residential mortgage	13,474	10,858	9,845	10,292	11,433
Home equity	10,719	11,513	12,174	12,752	11,874
Automobile loans	11,827	10,983	8,995	8,594	11,183
Credit card	1,978	1,896	1,990	1,811	1,591
Other consumer loans and leases	364	702	813	1,198	1,157

Subtotal - consumer	38,362	35,952	33,817	34,647	37,238

Total loans and leases	$83,972	$79,707	$78,846	$85,599	$84,582

(net of unearned discount)
Average Loans and Leases ($ in millions)
Commercial:
Commercial loans	$28,546	$26,334	$27,556	$28,426	$22,351
Commercial mortgage	10,447	11,585	$12,511	12,776	11,078
Commercial construction	1,740	3,066	$4,638	5,846	5,661
Commercial leases	3,341	3,343	$3,543	3,680	3,683

Subtotal - commercial	44,074	44,328	$48,248	50,728	42,773
Consumer:
Residential mortgage	11,318	9,868	$10,886	10,993	10,489
Home equity	11,077	11,996	$12,534	12,269	11,887
Automobile loans	11,352	10,427	$8,807	8,925	10,704
Credit card	1,864	1,870	$1,907	1,708	1,276
Other consumer loans and leases	529	743	$1,009	1,213	1,219

Subtotal - consumer	36,140	34,904	$35,143	35,108	35,575

Total average loans and leases	$80,214	$79,232	$83,391	$85,836	$78,348

Asset Quality ($ in millions)
Nonaccrual loans and leases	$1,058	$1,333	$2,642	$1,696	$813
Nonaccrual loans held for sale	131	247	220	473	—
Restructured loans - commercial (non accrual) held for sale	7	47	4	—	—
Restructured loans and leases (non accrual) portfolio	380	347	305	80	80
Other assets, including other real estate owned	378	494	297	230	171

Total nonperforming assets	$1,954	$2,468	$3,468	$2,479	$1,064

Ninety days past due loans and leases	$200	$317	$567	$662	$491

(non-accrual plus renegotiated)
Nonperforming Loans ($ in millions)
Commercial mortgage	$421	$581	1,035	715	243
Commercial construction loans	139	258	741	578	249
Commercial and industrial loans and leases	499	753	840	586	180
Consumer mortgage and construction	275	268	412	279	121
Other consumer loans and leases	104	114	144	91	100

Total nonperforming loans	$1,438	$1,974	$3,172	$2,249	$893

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(1,314)	$(2,484)	$(2,719)	$(2,792)	$(544)
Recoveries	142	156	138	82	81

Net losses charged off	$(1,172)	$(2,328)	$(2,581)	$(2,710)	$(463)